PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.

Supplement dated December 9, 2013 to the Statement of Additional Information dated February 28, 2013

At a recent meeting of the Board of Directors (the Board), the Board approved revising a non-fundamental policy of the Prudential Short-Term Corporate Bond Fund, Inc. (the “Fund”). This supplement amends the Statement of Additional Information of the Fund and is in addition to any existing supplement to the Prospectus, Summary Prospectus, and/or Statement of Additional Information of the Fund.

1.	In Part I of the SAI, in the section entitled “Investment Restrictions” the third non-fundamental policy of the Fund is deleted and replaced with the following:

3. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition. In addition, the Fund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or (G) of Section 12(d)(1) of the 1940 Act so long as it is a fund in which one or more of the Prudential Asset Allocation Funds (which are a series of Prudential Investment Portfolios, Inc., Registration Nos. 33-61997; 811-7343) or the Prudential Real Assets Fund (which is a series of Prudential Investment Portfolios 3, Registration Nos. 333-95849; 811-09805) may invest. The Fund may invest up to 25% of its total assets in shares of an affiliated mutual fund.

LR557